UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2026

INVO FERTILITY, INC.

(Exact name of registrant as specified in charter)

Nevada	001-39701	20-4036208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5582 Broadcast Court Sarasota, Florida	34240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 878-9505

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IVF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Closing of Family Beginnings P.C. Acquisition

As described in further detail under Item 2.01 below, on February 18, 2026, INVO Fertility Inc., a Nevada corporation (the “Company”), consummated the acquisition of the Clinic (as defined under Item 2.01 below) by, Wood Violet Fertility LLC, a Delaware limited liability company (“Buyer”) and wholly owned subsidiary of INVO Centers LLC, a Delaware company wholly owned by the Company. In connection with such acquisition of the Clinic, the following material agreements were entered into on February 18, 2026, the effective date of the Company’s acquisition of the Clinic:

Management Services Agreement

Effective February 18, 2026, Buyer and Fertility, P.A., a Florida professional corporation (“Fertility, P.A.,”) entered into a Management Service Agreement (the “MSA”).

Pursuant to the MSA, Buyer shall provide the management, consulting, administrative, business, laboratory and other support services required for the operation of medical practices for an initial term of ten (10) years. Following the initial term, the MSA shall renew automatically for additional five (5) year terms thereafter, unless otherwise terminated as provided for in the MSA. Either party may terminate the MSA by mutual written agreement, by either party immediately upon the filing of a petition in bankruptcy or the insolvency of the other party; or (c) by either party, upon thirty (30) days advance written notice of a breach of any material provision of the MSA by the other party which is not cured within thirty (30) days after written notice is given, provided that such breach continues for a period of thirty (30) days after written notice is given by the non-breaching party to the other party.

Buyer may terminate the MSA at any time without cause upon ninety (90) days advance written notice. Buyer shall also have the right, but not the obligation, to terminate the MSA immediately upon notice to Fertility, P.A. in the event of: (a) the cancellation or non-renewal of the professional or malpractice insurance of Fertility, P.A., any member of Fertility, P.A. or any Physician (as defined in the MSA) or Non-Physician Practitioner (as defined in the MSA) employed or engaged by Fertility, P.A. (other than due to the failure to pay premiums); (b) the dissolution of Fertility, P.A.; (c) if Fertility, P.A. participates in any Federal Healthcare Program(s) (as defined in the MSA), the suspension or exclusion of Fertility, P.A. from same; (d) the suspension or exclusion of any member of Fertility, P.A., Physician, or any Non-Physician Practitioner (as may be applicable) who is employed or engaged by Fertility, P.A. from any Federal Healthcare Program provided that Fertility, P.A. did not terminate the employment or engagement of such employee or contractor within thirty (30) days of becoming aware of such fact; (e) the date upon which any of the membership interests of Fertility, P.A. are transferred or attempted to be transferred voluntarily, by operation of law or otherwise, to any person without the prior written approval of Buyer; (f) the merger, consolidation, reorganization, sale, liquidation, dissolution, or other disposition of all or substantially all of the membership interests or assets of Fertility, P.A. without the prior written approval of Buyer; (g) failure of Fertility, P.A. to pay the Management Fee in the time frames set forth in the MSA; (h) Fertility, P.A. materially altering or changing the scope of the Professional Services (as defined in the MSA) furnished by Fertility, P.A.; or (i) Fertility, P.A.’s breach of any provision set forth in Section 12 of the MSA.

Fertility, P.A. shall have the right, but not the obligation, to terminate the MSA immediately upon notice to Buyer of the suspension, exclusion or debarment of Buyer, any employee, contractor, or agent of Buyer, or any Fertility, P.A. Support Personnel or Licensed Support Personnel (as defined in the MSA) provided by Buyer, from any Federal Healthcare Program; provided that Buyer did not terminate the employment or engagement of such employee, contractor, or agent of Buyer, including any Fertility, P.A. Support Personnel or Licensed Support Personnel, within sixty (60) days of becoming aware of such fact.

In consideration for the services performed by Buyer under the MSA, Fertility, P.A. shall pay fees (the “Management Fee”) to the Buyer. In addition to the Management Fee, Buyer shall be entitled to full reimbursement for all costs, expenses and liabilities paid or satisfied by Buyer in connection with its rendering of services under the MSA or otherwise arising out of the operation, ownership or maintenance of the business by Fertility, P.A. (the “Manager’s Costs”). The Management Fee shall be equal to twenty percent (20%) of the Manager’s Costs.

The foregoing description of the MSA is qualified in its entirety by reference to a copy of the MSA is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

PC Asset Purchase Agreement

On February 18, 2026, the Clinic and Fertility, P.A. entered into a PC asset purchase agreement (the “PC APA”) to acquire the Clinic’s Clinical Assets (as defined under Item 2.01 below) for a purchase price of $100. Under the PC APA, Fertility, P.A. (a) assumed all of the legal responsibilities and obligations with respect to custody and maintenance of the medical records, controlled substances and governmental approvals included in the Clinical Assets, and (b) assumed and agreed to discharge the obligations arising under the assigned contracts included in the Clinical Assets.

The foregoing description of the PC APA is qualified in its entirety by reference to a copy of the PC APA filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Lease Agreement

On February 18, 2026, and effective on March 1, 2026, Buyer entered into a lease (the “Lease”) with Shai Hulud, LLC (“Landlord”) pursuant to which Buyer leased four thousand three hundred eighty seven (4,387) rentable square feet from Landlord at 8435 Clearvista Plaza, in Indianapolis, Indiana (the “Leased Premises”).

The initial term of the Lease Agreement ends on July 31 , 2033. The term may be renewed at the option of the Tenant for two (2) five (5) year terms at Fair Market Rent (as defined in the Lease).

Tenant shall pay to Landlord base rent of $132,398.61 annually, payable in installments of $11,033.22 per month. Beginning on the sixteenth (16th) month of the lease, and each anniversary thereof, the base rent shall be increased annually by Landlord at a rate of two percent (2%) per annum.

The Leased Premises shall be used for administrative services, medical office space and clinical laboratory space in the areas of infertility.

The foregoing description of the Lease Agreement is qualified in its entirety by reference to a copy of the Lease Agreement filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to APA

Effective as of February 18, 2026, Buyer, the Clinic, and the Seller (as defined under Item 2.01 below) entered into Amendment No. 1 (the “Amendment”) to the APA (as defined below under Item 2.01) to correct typographical errors in the definition of “Equity Purchase Price” set forth in the APA. The Amendment corrects the definition of “Equity Purchase Price” from “4,000 shares of INVO Preferred for a total stated value equal to Six Hundred Thousand Dollars ($400,000)” to “400 shares of INVO Preferred for a total stated value equal to Four Hundred Thousand Dollars ($400,000),” which reflects the Equity Purchase Price as agreed upon by the parties. All other terms and conditions of the APA remain unchanged and in full force and effect.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 18, 2026, the Company, through Buyer, consummated its acquisition (the “Acquisition”) of Family Beginnings P.C. (the “Clinic”) for a combined purchase price of $760,000, of which $360,000 was paid in cash on the closing date (a net amount of $210,000 after a $150,000 holdback) and $400,000 was paid on the closing date in 400 shares of the Company’s Series D Preferred (as defined under Item 5.03 below).

The Clinic owns, operates and manages a fertility practice that provides direct treatment to patients focused on fertility care, and employs a physician and other healthcare providers to deliver such services and procedures.

Buyer purchased the Clinic’s non-medical assets, and Fertility, P.A. purchased the Clinic’s medical assets. The acquisition of the Clinic was consummated pursuant to the terms of the following agreements:

1. Asset Purchase Agreement (the “APA”) dated December 15, 2026, by and among Buyer, the Clinic and James Donahue MD (the “Seller”) pursuant to which Buyer agreed to acquire the Purchased Assets (as defined in the APA) related to Clinic’s business for a purchase price of $760,000. Buyer also agreed to assume certain liabilities of the Clinic as set forth in the APA. Certain clinical assets, properties, and rights of the Clinic are excluded from the Purchased Assets including patient lists, charts, records and ledgers, all contracts with Payors (as defined in the APA) and all Health Care Permits (as defined in the APA) (the “Clinical Assets”); and

2. The PC APA, pursuant to which the Practice agreed to purchase from the Clinic the Clinical Assets for a purchase price equal to one hundred dollars ($100.00).

The paragraphs above describe certain of the material terms of the APA and the PC APA. Such description is not a complete description of the material terms of the APA and PC APA and is qualified in its entirety by reference to each of (i) the APA which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 17, 2026; and (ii) the PC APA attached hereto as Exhibit 10.2.

Item 3.02. Unregistered Sales of Equity Securities.

On February 18, 2026, the Company issued 400 shares of the Company’s Series D Non-Voting Convertible Preferred Stock (the “Series D Preferred”) to the Seller. The Series D Preferred was issued, and the shares of common stock issuable thereunder will be issued, without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and/or Rule 506 promulgated under the Securities Act, and such securities may not be re-offered or resold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

To the extent required by Item 3.02 of Form 8-K, the information contained in Items 2.01 and 5.03 of this Report related to the Series D Preferred is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Company’s Articles of Incorporation, as amended, authorize the Company to issue 100,000,000 shares of preferred stock, $0.0001 par value per share, issuable from time to time in or more series (the “Preferred Stock”). On February 18, 2026, we filed with the Nevada Secretary of State the Series D Certificate of Designation, which sets forth the rights, preferences, and privileges of the Series D Preferred. Four thousand (4,000) shares of Series D Preferred with a stated value of $1,000.00 per share were authorized under the Series D Certificate of Designation.

Each share of Series D Preferred has a stated value of $1,000.00, which, along with any additional amounts accrued thereon pursuant to the terms of the Series D Certificate of Designation (collectively, the “Conversion Amount”) is convertible into shares of our common stock. The initial conversion price of the Series D Preferred is equal to $1.20 per share (the “Conversion Price”), subject to adjustments set forth in the Series D Certificate of Designation, including customary adjustments for stock dividends, stock splits, reclassifications and the like, and weighted average price-based adjustments in the event of any issuances of shares of common stock, or securities convertible, exercisable or exchangeable for shares of common stock, at a price below the then applicable conversion price (subject to certain exceptions); provided, however, in no event will the Conversion Price be less than the Floor Price (as defined in the Series D Certificate of Designation).

Each share of Series D Preferred is convertible into our common stock at the option of the holder, except that we may not effect such conversion for any holder of Series D Preferred if, after giving effect to the conversion or issuance, such holder, together with its affiliates, would beneficially own in excess of 4.99% of our outstanding common stock (the “Beneficial Ownership Limitation”). Upon delivery of a written notice to the Company, a holder of Series D Preferred may from time to time increase or decrease the Beneficial Ownership Limitation to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Beneficial Ownership Limitation will not be effective until the sixty-first (61st) day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to such holder and such holder’s Attribution Parties (as defined in the Series D Certificate of Designation) and not to any other holder of Series D Preferred that is not an Attribution Party of such holder.

The Series D Preferred ranks senior to our common stock. Subject to the rights of the holders of any senior securities, in the event of any voluntary or involuntary liquidation, dissolution, or winding up, or sale of our company, each holder of Series D Preferred shall be entitled to receive its pro rata portion of an aggregate payment equal to the amount as would be paid on our common stock issuable upon conversion of the Series D Preferred, determined on an as-converted basis, without regard to any beneficial ownership limitation.

Pursuant to the Series D Certificate of Designation, a holder of Series D Preferred is entitled to receive dividends on an as-converted basis (without regard to applicable beneficial ownership limitations) equal to, and in the same form and manner as, dividends paid on the Company’s common stock, other than dividends payable solely in shares of common stock. Notwithstanding the foregoing, the Series D Preferred has no voting rights and has no other rights other than those rights provided by law.

The Company may, at its option, redeem, all outstanding shares of Series D Preferred in whole, or in part, upon not less than five (5) calendar days written notice to the holder prior to the date fixed for redemption thereof, at a redemption price per share of the Stated Value (as defined in the Series D Certificate of Designation) plus all declared but unpaid dividends thereon. Each holder of shares of Series D Preferred shall be so redeemed, unless such holder has exercised its right to convert such shares as provided in the Series D Certificate of Designation.

The foregoing summary of the Series D Certificate of Designation is not complete and is qualified in its entirety by reference to the Series D Certificate of Designation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events

On February 19, 2026 the Company issued a press release announcing the closing of its acquisition of the Clinic. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
3.1	Series D Preferred Certificate of Designation
10.1	Management Services Agreement
10.2	PC Asset Purchase Agreement
10.3	Lease Agreement
10.4	Amendment No. 1 to Asset Purchase Agreement
99.1	Press Release dated February 19, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INVO FERTILITY, INC.

	By:	/s/ Steven Shum
	Name:	Steven Shum
	Title:	Chief Executive Officer

Dated: February 24, 2026